UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2025

Curbline Properties Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42265	93-4224532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Park Avenue
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CURB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Curbline Properties Corp. (the "Company") held its annual meeting of stockholders. The matters presented to stockholders to vote upon, and the final voting results on such matters, were as follows:

1.
The two Class II directors, each to serve until the next annual meeting of stockholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non-Votes
Jane E. DeFlorio	97,385,725	436,504	69,428	3,460,975
Barry A. Sholem	90,763,561	7,058,625	69,471	3,460,975

2.
The stockholder advisory vote regarding the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
94,472,109	3,322,144	97,404	3,460,975

3.
The stockholder advisory vote regarding the frequency of future stockholder advisory votes to approve the compensation of the Company's named executive officers.

1Year	2 Years	3 Years	Abstain	Broker Non-Votes
96,934,807	3,219	935,504	18,127	3,460,975

In light of these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold stockholder advisory votes regarding the compensation of the Company’s named executive officers every year until the next stockholder advisory vote regarding the frequency of future stockholder advisory votes on named executive officer compensation.

4.
The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved by the following vote:

For	Against	Abstain
101,098,396	182,623	71,613

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURBLINE PROPERTIES CORP.

Date:	May 8, 2026	By:	/s/ Lesley H. Solomon
Name: Lesley H. Solomon Title: Executive Vice President, General Counsel and Secretary